UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant                                           ☒

Filed by a Party other than the Registrant           ☐

Check the appropriate box:

☐           Preliminary Proxy Statement

☐           Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐           Definitive Proxy Statement

☒           Definitive Additional Materials

☐           Soliciting Material Pursuant to §240.14a-12

DWS PORTFOLIO TRUST
(Name of Registrant as Specified In Its Charter)

 ______________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒           No fee required.

☐           Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)           Title of each class of securities to which transaction applies:

(2)           Aggregate number of securities to which transaction applies:

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☐           Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount Previously Paid:

(2)           Form, Schedule or Registration Statement No.:

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(4)           Date Filed:

DWS Floating Rate Plus Fund
DWS LifeCompass 2040 Fund
DWS Lifecycle Long Range Fund

Important Proxy
News

PLEASE VOTE TODAY!

Dear Shareholder:

Recently, we distributed proxy materials regarding the Special Meeting of Shareholders for the above-referenced DWS Funds. This meeting is scheduled for July 28, 2010 at 11:00 a.m. Eastern time at the offices of Deutsche Asset Management, 345 Park Avenue, New York, NY 10154. To date, our records indicate that we have not received your voting instructions. We are still accepting votes to increase shareholder participation.

After careful consideration, the Board of Trustees recommends that shareholders vote "FOR" the proposals. Your vote is important no matter how many shares you own. We urge you to act promptly in order to allow us to obtain a sufficient number of votes and avoid the cost of additional solicitation.

For your convenience, please utilize any of the following methods to submit your vote:

1. By Internet.

Visit www.proxyvote.com and follow the simple on-screen instructions.

2. By Touch-Tone Phone.

Dial the toll-free number found on your voting instruction form and follow the simple instructions.

3. By Mail.

Simply return your executed voting instruction form in the envelope provided. However, please try to utilize one of the first two options to register your vote, so it may be received in time for the meeting.

WE NEED YOUR HELP. PLEASE VOTE TODAY!

DWS Floating Rate Plus Fund
DWS LifeCompass 2040 Fund
DWS Lifecycle Long Range Fund

Important Proxy
News

PLEASE VOTE TODAY!

Dear Shareholder:

Recently, we distributed proxy materials regarding the Special Meeting of Shareholders for the above-referenced DWS Funds. This meeting is scheduled for July 28, 2010 at 11:00 a.m. Eastern time at the offices of Deutsche Asset Management, 345 Park Avenue, New York, NY 10154. To date, our records indicate that we have not received your voting instructions. We are still accepting votes to increase shareholder participation.

After careful consideration, the Board of Trustees recommends that shareholders vote "FOR" the proposals. Your vote is important no matter how many shares you own. We urge you to act promptly in order to allow us to obtain a sufficient number of votes and avoid the cost of additional solicitation.

For your convenience, please utilize any of the following methods to submit your vote:

1. By Speaking to a Representative.

Please call Computershare Fund Services, Inc. toll-free at 877-225-6917. Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern time. Please have your proxy card available.

2. By Internet.

Visit www.proxy-direct.com and follow the simple on-screen instructions.

3. By Automated Phone System.

Dial the toll-free number found on your proxy card and follow the simple instructions.

4. By Mail.

Simply return your executed proxy card in the envelope provided. However, please try to utilize one of the first three options above to register your vote, so it may be received in time for the meeting.

WE NEED YOUR HELP. PLEASE VOTE TODAY!